UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2022

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street Green Bay, Wisconsin 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum Perp Pref Stock Srs E	ASB PrE	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum Perp Pref Stock Srs F	ASB PrF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 26, 2022, Associated Banc-Corp (the “Company”) conducted its 2022 Annual Meeting of Shareholders.  The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

(1) Election of the below-named nominees to the Board of Directors of the Company:

Number ofNumber of

ForVotesBroker Non-

Nominee   Votes      Withheld      Votes

R. Jay Gerken 112,889,577871,23212,625,516

Judith P. Greffin 112,232,2221,528,58712,625,516

Michael J. Haddad 112,318,3921,442,41712,625,516

Andrew J. Harmening 112,515,3861,245,42312,625,516

Robert A. Jeffe 110,580,9703,179,83912,625,516

Eileen A. Kamerick 109,299,2924,461,51712,625,516

Gale E. Klappa 100,051,74813,709,06112,625,516

Cory L. Nettles 111,978,9701,781,83912,625,516

Karen T. van Lith 110,821,9772,938,83212,625,516

John (Jay) B. Williams 111,854,0071,906,80212,625,516

Each of the nominees was elected by the Company’s shareholders.

(2) Advisory approval of Associated Banc-Corp’s named executive officer compensation:

Number of Votes Number of VotesBroker

   FOR      Against   Withheld/Absentions  Non-Votes

107,415,3505,742,178603,28112,625,516

The matter was approved by the Company’s shareholders.

(3) Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022:

Number of Votes Number of VotesBroker

   FOR      Against   Withheld/Absentions  Non-Votes

122,864,7383,006,590514,9970

The matter was approved by the Company’s shareholders.

Item 8.01.  Other Events.

On April 26, 2022, the Board declared a dividend on the Company’s outstanding common stock; outstanding 5.875% Preferred Stock, Series E Depositary Shares; and outstanding 6.125% Series F Depositary Shares.

The press release issued by the Company on April 26, 2022 relating to the foregoing information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

99.1Press Release dated April 26, 2022

104Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: April 26, 2022	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary